UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K/A
Amendment No. 1 to
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 15, 2006

THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon (State of Incorporation)	93-0816972 (I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR (Address of principal executive offices)	97035 (Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 8.01 Other Events.
     On October 16, 2006, The Greenbrier Companies, Inc. issued a press release announcing the entry into a definitive stock purchase agreement to acquire all of the outstanding shares of Meridian Rail Holdings Corp. In addition, as stated in the October 16, 2006 press release, Greenbrier will host a conference call to discuss this acquisition. A copy of the slide presentation for the conference call on October 16, 2006 is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit
Number	Description

99.1	Slide presentation for the October 16, 2006 conference call discussing the acquisition of Meridian Rail Holdings Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: October 16, 2006	By:	/s/ Joseph K. Wilsted
Joseph K. Wilsted
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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